SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 8, 2002
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)
ACE HARDWARE CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             DELAWARE                                                         2-55860                                            36-0700810
          (STATE OR OTHER JURISDICTION                            (COMMISSION FILE NO.)                                (IRS EMPLOYER
                    OF INCORPORATION)                                                                                                           IDENTIFICATION NO.)
2200 KENSINGTON COURT, OAKBROOK, ILLINOIS 60523
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(630)-990-6600
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

ITEM 9.        Regulation FD Disclosure

On August 8, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the Chief Executive Officer and the Chief Financial Officer of Ace Hardware Corporation. Copies of each written statement are furnished as Exhibits 99.1 and 99.2 to this report.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE HARDWARE CORPORATION

/s/ Rita D. Kahle
Rita D. Kahle
Executive Vice President

(Principal Financial and Accounting
Officer, and duly authorized
Officer of the registrant)

DATE:    August 8, 2002

Exhibit Index

Exhibit (99.1): Statement Under Oath of Chief Executive Officer dated August 8, 2002

Exhibit (99.2): Statement Under Oath of Principal Financial Officer dated August 8, 2002